Exhibit 32.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                            SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ronson Corporation (the "Company"), certifies that:

         (1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78 o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 15, 2009                /s/ Louis V. Aronson II
                                     ------------------------------------------
                                     Louis V. Aronson II
                                     President and Chief Executive Officer


Dated: April 15, 2009                /s/ Daryl K. Holcomb
                                     -------------------------------------------
                                     Daryl K. Holcomb
                                     Vice President and Chief Financial Officer

         This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.



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